                                                                    EXHIBIT 10.2

                        GUARANTEE AND SECURITY AGREEMENT

                                   dated as of

                                 April 15, 2005

                                      among

                               DEALERTRACK, INC.,

                           DEALERTRACK HOLDINGS, INC.

                     THE SUBSIDIARY GUARANTORS PARTY HERETO

                                       and

                            JPMORGAN CHASE BANK, N.A.
                             as Administrative Agent

                               TABLE OF CONTENTS

                                                                         PAGE

SECTION 1.  Definitions................................................    2
SECTION 2.  Guarantees by Guarantors...................................   10
SECTION 3.  Grant of Transaction Liens.................................   12
SECTION 4.  General Representations and Warranties.....................   14
SECTION 5.  Further Assurances; General Covenants......................   16
SECTION 6.  Accounts...................................................   17
SECTION 7.  Equipment..................................................   18
SECTION 8.  Recordable Intellectual Property...........................   18
SECTION 9.  Investment Property........................................   18
SECTION 10.  Controlled Deposit Accounts...............................   20
SECTION 11.  Cash Collateral Accounts..................................   21
SECTION 12.  Operation of Collateral Accounts..........................   22
SECTION 13.  Transfer Of Record Ownership..............................   23
SECTION 14.  Right to Vote Securities..................................   23
SECTION 15.  Certain Cash Distributions................................   24
SECTION 16.  Remedies upon Event of Default............................   24
SECTION 17.  Application of Proceeds...................................   26
SECTION 18.  Fees and Expenses; Indemnification........................   27
SECTION 19.  Authority to Administer Collateral........................   29
SECTION 20.  Limitation on Duty in Respect of Collateral...............   29
SECTION 21.  General Provisions Concerning the Administrative Agent....   30
SECTION 22.  Termination of Transaction Liens; Release of Collateral...   31
SECTION 23.  Additional Guarantors and Lien Grantors...................   32
SECTION 24.  Additional Secured Obligations............................   32
SECTION 25.  Notices...................................................   32
SECTION 26.  No Implied Waivers; Remedies Not Exclusive................   33
SECTION 27.  Successors and Assigns....................................   33
SECTION 28.  Amendments and Waivers....................................   33
SECTION 29.  Choice of Law.............................................   33
SECTION 30.  Waiver of Jury Trial......................................   33
SECTION 31.  Severability..............................................   34

SCHEDULES:

      SCHEDULE 1 Equity Interests in Subsidiaries and Affiliates Owned by
                 Original Lien Grantors

      SCHEDULE 2 Other Investment Property Owned by Original Lien Grantors

      SCHEDULE 3 Other Secured Obligations

EXHIBITS:

      EXHIBIT A  Security Agreement Supplement

      EXHIBIT B  Copyright Security Agreement

      EXHIBIT C  Patent Security Agreement

      EXHIBIT D  Trademark Security Agreement

      EXHIBIT E  Perfection Certificate

      EXHIBIT F  Issuer Control Agreement

      EXHIBIT G  Securities Account Control Agreement

      EXHIBIT H  Deposit Account Control Agreement

                        GUARANTEE AND SECURITY AGREEMENT

      GUARANTEE AND SECURITY AGREEMENT dated as of April __, 2005 among DEALERTRACK, INC., a Delaware corporation (the "COMPANY"), DEALERTRACK HOLDINGS, INC., a Delaware corporation ("HOLDINGS", and, together with the Company, the "BORROWERS"), the SUBSIDIARY GUARANTORS party hereto (collectively, the "SUBSIDIARY GUARANTORS", and, together with the Borrowers, the "LIEN GRANTORS") and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT").

      WHEREAS, the Borrowers are entering into the Credit Agreement described below, pursuant to which the Borrowers intend to borrow funds and obtain letters of credit for the purposes set forth therein;

      WHEREAS, each of the Borrowers is willing to secure (i) its obligations under the Credit Agreement and the other Loan Documents referred to therein and
(ii) its obligations under certain Hedging Agreements and Cash Management Agreements, by granting Liens on its assets to the Administrative Agent as provided herein and in the other Security Documents;

      WHEREAS, Holdings is willing, and is willing to cause certain of its Domestic Subsidiaries (including, with respect to such obligations of Holdings, the Company), (i) to guarantee the obligations of Holdings and the Company under the Credit Agreement and the other Loan Documents and certain Hedging Agreements and Cash Management Agreements and (ii) to secure such guarantees by granting Liens on their assets to the Administrative Agent as provided herein and in the other Security Documents;

      WHEREAS, the Lenders and the LC Issuing Bank are not willing to make Loans or issue or participate in Letters of Credit under the Credit Agreement, and the counterparties to the Hedging Agreements and Cash Management Agreements referred to above are not willing to enter into or maintain them, unless (i) the obligations of Holdings and the Company thereunder are secured and guaranteed as described above and (ii) each such guarantee is secured by Liens on assets of the relevant Guarantor as provided herein and in the other Security Documents; and

      WHEREAS, upon any foreclosure or other enforcement of the Security Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Administrative Agent and applied as provided herein;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1 Definitions.

      (a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in this Agreement have, as used herein, the respective meanings provided for therein.

      (b) Terms Defined in UCC. As used in this Agreement, each of the following terms has the meaning specified in the UCC:

          Term                                                                      UCC
------------------------                                                        -----------
Account                                                                         9-102
Authenticate                                                                    9-102
Certificated Security                                                           8-102
Chattel Paper                                                                   9-102
Commodity Account                                                               9-102
Commodity Customer                                                              9-102
Deposit Account                                                                 9-102
Document                                                                        9-102
Entitlement Holder                                                              8-102
Entitlement Order                                                               8-102
Equipment                                                                       9-102
Financial Asset                                                                 8-102 & 103
General Intangibles                                                             9-102
Instrument                                                                      9-102
Inventory                                                                       9-102
Investment Property                                                             9-102
Record                                                                          9-102
Securities Account                                                              8-501
Securities Intermediary                                                         8-102
Security                                                                        8-102 & 103
Security Entitlement                                                            8-102
Supporting Obligations                                                          9-102
Uncertificated Security                                                         8-102

      (c) Additional Definitions. The following additional terms, as used in this Agreement, have the following meanings:

      "CASH COLLATERAL ACCOUNT" has the meaning specified in Section 11(a).

      "CASH DISTRIBUTIONS" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral.

      "CASH MANAGEMENT AGREEMENT" means any agreement in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds.

      "COLLATERAL" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Administrative Agent pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

      "COLLATERAL ACCOUNTS" means the Cash Collateral Accounts, the Controlled Deposit Accounts and the Controlled Securities Accounts.

      "CONTINGENT SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is:

            (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;

            (ii) an obligation under a Hedging Agreement or a Cash Management Agreement to make payments that cannot be quantified at such time;

            (iii) any other obligation (including any guarantee) that is contingent in nature at such time; or

            (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

      "CONTROL" has the following meanings:

            (a) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106; and

            (b) when used with respect to any Deposit Account, the meaning specified in UCC Section 9-104.

      "CONTROLLED DEPOSIT ACCOUNT" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Administrative Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

      "CONTROLLED SECURITIES ACCOUNT" means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Administrative Agent and such Securities Intermediary.

      "COPYRIGHT LICENSE" means any written agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

      "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement,
(ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

      "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Administrative Agent for the benefit of the Secured Parties.

      "CREDIT AGREEMENT" means the Credit Agreement dated as of April __, 2005 among Holdings, the Company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and LC Issuing Bank.

      "DEPOSIT ACCOUNT CONTROL AGREEMENT" means, with respect to any Deposit Account of any Lien Grantor, a Deposit Account Control Agreement substantially in the form of Exhibit H (with any changes that the Administrative Agent shall have approved) or such other form as the Administrative Agent shall have approved, among such Lien Grantor, the Administrative Agent and the relevant Depositary Bank.

      "DEPOSITARY BANK" means a bank at which a Controlled Deposit Account is maintained.

      "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

      "GUARANTORS" means Holdings (with respect to obligations of the Company), the Company (with respect to obligations of Holdings), each Subsidiary Guarantor listed on the signature pages hereof under the caption "Subsidiary Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 23.

      "INTELLECTUAL PROPERTY FILING" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Administrative Agent in such Recordable Intellectual Property.

      "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

      "ISSUER CONTROL AGREEMENT" means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Administrative Agent shall have approved) or such other form as the Administrative Agent shall have approved.

      "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

      "NON-CONTINGENT SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

      "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

      "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.

      "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

      "PATENT LICENSE" means any written agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent now or hereafter in existence, including any agreement identified in Schedule 1 to any Patent Security Agreement.

      "PATENTS" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

      "PATENT SECURITY AGREEMENT" means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Administrative Agent for the benefit of the Secured Parties.

      "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Administrative Agent, and signed by an officer of such Lien Grantor.

      "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 6.02 of the Credit Agreement.

      "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time.

      "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

      "RECORDABLE INTELLECTUAL PROPERTY" means (i) any Patent registered with the United States Patent and Trademark Office, and any Patent License with respect to a Patent so registered, (ii) any Trademark registered with the United States Patent and Trademark Office, and any Trademark License with respect to a Trademark so registered, (iii) any Copyright registered with the United States Copyright Office and any Copyright License with respect to a Copyright so registered, and all rights in or under any of the foregoing.

      "RELEASE CONDITIONS" means the following conditions for releasing all the Secured Guarantees and terminating all the Transaction Liens:

            (i) all Commitments under the Credit Agreement shall have expired or been terminated;

            (ii) all Non-Contingent Secured Obligations shall have been paid in full; and

            (iii) no Contingent Secured Obligation (other than contingent indemnification and expense reimbursement obligations as to which no claim shall have been asserted) shall remain outstanding;

provided that the condition in clause (iii) shall not apply to outstanding Letters of Credit if (x) no Event of Default has occurred and is continuing and
(y) the relevant Borrower has granted to the Administrative Agent, for the benefit of the LC Issuing Bank and the Revolving Lenders, a security interest in Permitted Investments acceptable to the LC Issuing Bank and the Required Revolving Lenders (or causes a bank acceptable to the LC Issuing Bank and the Required Revolving Lenders to issue a letter of credit naming the Administrative Agent as beneficiary) in an amount exceeding 115% of the LC Exposure (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the LC Issuing Bank and the Required Revolving Lenders.

      "SECURED AGREEMENT", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of a Borrower, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

      "SECURED GUARANTEE" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

      "SECURED OBLIGATIONS" means (i) all Borrower Loan Obligations, (ii) all obligations of Holdings or the Company under the Hedging Agreements and Cash Management Agreements listed on Schedule 3 and (iii) all obligations that have been designated as additional Secured Obligations pursuant to Section 24, in each case including all interest (including Post-Petition Interest) thereon.

      "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

      "SECURED PARTY REQUESTING NOTICE" means, at any time, a Secured Party that has, at least five Business Days prior thereto, delivered to the Administrative Agent a written notice (i) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices referred to in Section 21(e) and
(ii) setting forth its address, facsimile number and e-mail address to which copies of such notices should be sent.

      "SECURITIES ACCOUNT CONTROL AGREEMENT" means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Administrative Agent shall have approved) or such other form as the Administrative Agent shall have approved, among the relevant Securities Intermediary, the relevant Lien Grantor and the Administrative Agent.

      "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Administrative Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 23 and/or adding additional property to the Collateral.

      "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

      "TRADEMARKS" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications (other than intent to use trademark applications) in connection therewith, including registrations and applications (other than intent to use trademark applications) in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement,
(iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

      "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Administrative Agent for the benefit of the Secured Parties.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

      (d) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (v) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

      SECTION 2. Guarantees by Guarantors.

      (a) Secured Guarantees. Each Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the relevant Borrower fails to pay any Secured Obligation punctually when due, each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

      (b) Secured Guarantees Unconditional. The obligations of each Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Borrower, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

            (ii) any modification or amendment of or supplement to any Secured Agreement;

            (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Borrower, any other Guarantor or any other Person under any Secured Agreement;

            (iv) any change in the corporate existence, structure or ownership of any Borrower, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of any Borrower, any other Guarantor or any other Person under any Secured Agreement;

            (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against any Borrower, any other Guarantor, any Secured Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (vi) any invalidity or unenforceability relating to or against any Borrower, any other Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by any Borrower, any other Guarantor or any other Person; or

            (vii) any other act or omission to act or delay of any kind by any Borrower, any other Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

      (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of any Borrower or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

            (ii) If all the capital stock of a Guarantor or all the assets of a Guarantor are sold to a Person other than a DealerTrack Company in a transaction permitted by Section 6.05 of the Credit Agreement (any such sale, a "SALE OF GUARANTOR"), the Administrative Agent shall release such Guarantor from its Secured Guarantee; provided that, if such sale is a Prepayment Event, arrangements satisfactory to the Administrative Agent shall have been made to apply the Net Proceeds thereof as required by the Credit Agreement. Such release shall not require the consent of any Secured Party, and the Administrative Agent shall be fully protected in relying on a certificate of an Authorized Officer as to whether any particular sale constitutes a Sale of Guarantor.

            (iii) In addition to any release permitted by subsection (ii), the Administrative Agent may release any Secured Guarantee with the prior written consent of all the Lenders.

      (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other Guarantor or any other Person.

      (e) Subrogation. A Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the relevant Borrower with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against any Borrower, or by reason of contribution against any other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

      (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the relevant Borrower is stayed by reason of the insolvency or receivership of such Borrower or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent.

      (g) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Administrative Agent or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

      (h) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

      SECTION 3. Grant of Transaction Liens.

      (a) Each Borrower, in order to secure its Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in all the following property of such Borrower or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

            (i)   all Accounts;

            (ii)  all Chattel Paper;

            (iii) all Deposit Accounts;

            (iv)  all Documents;

            (v)   all Equipment;

            (vi) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

            (vii) all Instruments;

            (viii) all Inventory;

            (ix)  all Investment Property;

            (x) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of its Collateral;

            (xi) such Lien Grantor's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Administrative Agent; and

            (xii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xi);

provided that the following property is excluded from the foregoing security interests: (A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) voting Equity Interests in any Excluded Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 66% of all voting Equity Interests in such Excluded Subsidiary, (C) Equipment leased by any Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment and any general intangibles or other rights arising under any contract, instrument, license or other document, in each such case if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and effective restriction in favor of a third party, unless and until all required consents shall have been obtained, (D) intent to use trademark applications and (E) electronic chattel paper created and stored by the Lien Grantors consisting of electronic contracts between motor vehicle dealers and motor vehicle purchasers (and the Lien Grantors hereby disclaim any right, title or interest in such electronic contracts). Each Lien Grantor shall use all reasonable efforts to obtain any such required consent that is requested by the Administrative Agent and reasonably obtainable.

      (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

      (c) The Transaction Liens are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

      SECTION 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

      (a) Such Lien Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

      (b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

      (c) Schedule 2 lists, as of the Effective Date, (i) all Securities owned by such Lien Grantor (except Securities evidencing Equity Interests in Subsidiaries and Affiliates) and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements. Such Lien Grantor owns no Commodity Account in respect of which such Lien Grantor is the Commodity Customer.

      (d) All Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any inchoate tax liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Loan Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

      (e) Such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

      (f) Such Lien Grantor has not performed any acts that might prevent the Administrative Agent from enforcing any of the provisions of the Security Documents or that would limit the Administrative Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

      (g)   The Transaction Liens on all Collateral owned by such Lien Grantor
(i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

      (h) Such Lien Grantor has delivered a Perfection Certificate to the Administrative Agent. The information set forth therein is correct and complete as of the Effective Date.

      (i) When UCC financing statements describing the Collateral as "all personal property" have been filed in the applicable offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 8(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for the filing of such UCC financing statements and such Intellectual Property Filings, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens or for the enforcement of the Transaction Liens.

      (j) Such Lien Grantor's Collateral is insured as required by the Credit Agreement.

      SECTION 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

      (a) Such Lien Grantor will, from time to time, at the relevant Borrower's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to:

            (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

            (ii) in the case of Pledged Deposit Accounts and Pledged Investment Property, cause the Administrative Agent to have Control thereof to the extent required by Section 10;

            (iii) enable the Administrative Agent and the other Secured Parties to obtain the full benefits of the Security Documents; or

            (iv) enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Administrative Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Administrative Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 22. The relevant Borrower will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

      (b) Except as permitted by Section 6.05 of the Credit Agreement, such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral. The Administrative Agent will, at the Borrowers' expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset sold or disposed of in compliance with Section 6.05 of the Credit Agreement is no longer subject to a Transaction Lien.

      (c) Such Lien Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence concerning such Lien Grantor's Collateral that the Administrative Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

      SECTION 6. Accounts. Each Lien Grantor represents, warrants and covenants as follows:

      (a) Such Lien Grantor will use commercially reasonable efforts to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with lawful collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Administrative Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Lien Grantor's historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by such Lien Grantor or the Administrative Agent, shall be paid by such Lien Grantor.

      (b) If payments with respect to any of such Lien Grantor's Accounts are received in a lockbox or similar account, such Lien Grantor will (i) at all times, to the extent required by Section 10, cause such account to be a Controlled Deposit Account and (ii) if such account is a Controlled Deposit Account, cause the relevant depositary bank to subordinate to the relevant Transaction Lien all its claims to such account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto). Funds credited to any such account shall be transferred to such Deposit Account as designated by such Lien Grantor; provided that, if an Event of Default shall have occurred and be continuing, the Administrative Agent may designate the Deposit Account to which such funds are transferred.

      (c) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, if requested to do so by the Administrative Agent, promptly notify (and such Lien Grantor authorizes the Administrative Agent so to notify) each account debtor in respect of any of its Accounts that such Accounts have been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Administrative Agent or its designee.

      SECTION 7. Equipment. Each Lien Grantor covenants that it will permit any of its material Pledged Equipment to become a fixture to real estate or an accession to any personal property that is not included in the Collateral.

      SECTION 8. Recordable Intellectual Property. Each Lien Grantor covenants as follows:

      (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Administrative Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Within 30 days after the end of each Fiscal Quarter thereafter, it will sign and deliver to the Administrative Agent an appropriate Intellectual Property Security Agreement covering any Recordable Intellectual Property owned by it on the last day of such Fiscal Quarter that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Transaction Liens on such Recordable Intellectual Property.

      (b) Such Lien Grantor will notify the Administrative Agent promptly if it knows that any application or registration relating to any Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Lien Grantor's rights to any Recordable Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor will notify the Administrative Agent within 30 days after it learns thereof and will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Recordable Intellectual Property.

      SECTION 9. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

      (a) Certificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Administrative Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, such Lien Grantor will, within five Business Days after it acquires any other certificate representing a Pledged Certificated Security, deliver such certificate to the Administrative Agent as Collateral hereunder. The provisions of this subsection are subject to the limitation in
Section 13(j) in the case of voting Equity Interests in an Excluded Subsidiary.

      (b) Uncertificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Administrative Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Administrative Agent (which shall enter into the same). The provisions of this subsection are subject to the limitation in Section 13(j) in the case of voting Equity Interests in an Excluded Subsidiary.

      (c) Security Entitlements. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, by notice to Holdings or such Lien Grantor, require that such Lien Grantor enter into (and cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of each Security Entitlement owned by it and the Securities Account to which the underlying Financial Asset is credited and deliver such Securities Account Control Agreement to the Administrative Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Security Entitlement, such Lien Grantor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account.

      (d) Perfection as to Certificated Securities. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Administrative Agent and complies with Section 13(h) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Administrative Agent will have Control of such Pledged Certificated Security and (iii) the

Administrative Agent will be a protected purchaser (within the meaning of UCC
Section 8-303) thereof.

      (e) Perfection as to Uncertificated Securities. When such Lien Grantor, the Administrative Agent and the issuer of any Pledged Uncertificated Security owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Administrative Agent will have Control of such Pledged Uncertificated Security and (iii) the Administrative Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

      (f) Perfection as to Security Entitlements. So long as the Financial Asset underlying any Security Entitlement owned by such Lien Grantor is credited to a Controlled Securities Account, (i) the Transaction Lien on such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens), (ii) the Administrative Agent will have Control of such Security Entitlement and (iii) no action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Administrative Agent or any other Secured Party.

      (g) Agreement as to Applicable Jurisdiction. In respect of all material Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States.

      (h) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Administrative Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent.

      (i) Excluded Subsidiaries. A Lien Grantor will not be obligated to comply with the provisions of this Section 9 at any time with respect to any voting Equity Interest in an Excluded Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Transaction Liens at such time pursuant to clause (B) of the proviso at the end of Section 3(a) and/or the comparable provisions of one or more Security Agreement Supplements.

      SECTION 10. Deposit Accounts. Each Lien Grantor represents, warrants and covenants as follows:

      (a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, by notice to Holdings or such Lien Grantor, require that all cash owned by such Lien Grantor be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 12.

      (b) In respect of each Controlled Deposit Account, the Depositary Bank's jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 of the Uniform Commercial Code is in effect.

      (c) So long as the Administrative Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank's right to deduct its normal operating charges and any uncollected funds previously credited thereto).

      SECTION 11. Cash Collateral Accounts. (a) If and when required for purposes hereof, the Administrative Agent will establish (a) with respect to each Borrower an account to be designated as such Borrower's "Cash Collateral Account" (its "CASH COLLATERAL ACCOUNT") in the name and under the exclusive control of the Administrative Agent, into which all amounts owned by such Borrower that are to be deposited therein pursuant to the Loan Documents shall be deposited from time to time. Each Cash Collateral Account will be operated as provided in this Section and Section 12.

      (b) The Administrative Agent shall deposit the following amounts, as and when received by it, in the applicable Cash Collateral Account:

            (i) each amount required by Section 2.04(k) of the Credit Agreement to be deposited therein to cover outstanding LC Reimbursement Obligations; and

            (ii) each Cash Distribution required by Section 15 to be deposited therein.

      (c) The Administrative Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to each clause of subsection ERROR! REFERENCE SOURCE NOT FOUND., as applicable.

      (d) Unless (x) an Event of Default shall have occurred and be continuing and the Required Lenders shall have instructed the Administrative Agent to stop withdrawing amounts from the Cash Collateral Accounts pursuant to this subsection or (y) the maturity of the Loans shall have been accelerated pursuant to Article 7 of the Credit Agreement, the Administrative Agent shall withdraw amounts from the Cash Collateral Accounts and apply them for the following purposes:

            (i)   any amount deposited in a Cash Collateral Account pursuant to
      Section 2.04(k) of the Credit Agreement to cover outstanding LC Reimbursement Obligations shall be withdrawn and applied to pay such LC Reimbursement Obligations as they become due; provided that such amount (to the extent not theretofore so applied) shall be withdrawn and returned to the relevant Borrower if and when permitted by said Section 2.04(k); and

            (ii) any Cash Distribution deposited in a Cash Collateral Account pursuant to Section 15 shall, at the relevant Borrower's request, (x) be withdrawn and applied to pay Secured Obligations that are then due and payable or (y) if no Default has occurred and is continuing, be withdrawn and returned to such Borrower.

      SECTION 12. Operation of Collateral Accounts. (a) All Cash Distributions received with respect to assets held in any Collateral Account shall be deposited therein promptly upon receipt thereof.

      (b) Funds held in any Controlled Securities Account may, until withdrawn, be invested and reinvested in such Permitted Investments as the relevant Lien Grantor shall request from time to time; provided that, if an Event of Default shall have occurred and be continuing, Administrative Agent may select such Permitted Investments.

      (c) Funds held in any Deposit Account or any Cash Collateral Account may, until withdrawn, be invested and reinvested in such Permitted Investments as the relevant Lien Grantor shall request from time to time; provided that if an Event of Default shall have occurred and be continuing, the Administrative Agent may select such Permitted Investments.

      (d) With respect to each Collateral Account (except a Cash Collateral Account, as to which Section 11 applies), the Administrative Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Administrative Agent rescinds such instruction. The Administrative Agent will not rescind such instructions unless an Event of Default shall have occurred and be continuing.

      (e) If an Event of Default shall have occurred and be continuing, the Administrative Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 17.

      (f) If immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Administrative Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

      SECTION 13. Transfer Of Record Ownership. At any time when an Event of Default shall have occurred and be continuing, the Administrative Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Administrative Agent, will as promptly as practicable) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Administrative Agent or its nominee. Each Lien Grantor will take any and all actions reasonably requested by the Administrative Agent to facilitate compliance with this Section. If the provisions of this Section are implemented, Section 9(b) shall not thereafter apply to any Pledged Security that is registered in the name of the Administrative Agent or its nominee. The Administrative Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Administrative Agent with respect to Pledged Securities registered in the name of the Administrative Agent or its nominee.

      SECTION 14. Right to Vote Securities. (a) Unless an Event of Default shall have occurred and be continuing, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Administrative Agent will, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Administrative Agent or its nominee or any such Pledged Security Entitlement as to which the Administrative Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance satisfactory to the Administrative Agent. Unless an Event of Default shall have occurred and be continuing, the Administrative Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

      (b) If an Event of Default shall have occurred and be continuing, the Administrative Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Administrative Agent may reasonably request from time to time to give effect to such right.

      SECTION 15. Certain Cash Distributions. Cash Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 12. Cash Distributions with respect to any Pledged Equity Interest or Pledged Debt that is not held in a Collateral Account (whether held in the name of a Lien Grantor or in the name of the Administrative Agent or its nominee) shall be deposited, promptly upon receipt thereof, in a Controlled Deposit Account or other Deposit Account permitted by
Section 10(d) of the relevant Lien Grantor; provided that, if an Event of Default shall have occurred and be continuing, the Administrative Agent may deposit, or direct the recipient thereof to deposit, each such Cash Distribution in the relevant Lien Grantor's Cash Collateral Account.

      SECTION 16. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Administrative Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

      (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in
Section 17 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof.

Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 19.

      (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

            (i) the Administrative Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Administrative Agent shall have received a copy;

            (ii) the Administrative Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Administrative Agent and each other Secured Party from liability for, and agrees to hold the Administrative Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Administrative Agent's or such Secured Party's gross negligence or willful misconduct; and

            (iii) upon request by the Administrative Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Administrative Agent a power of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will use reasonable efforts to supply to the Administrative Agent its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and to the distribution of said products or services.

      SECTION 17. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Administrative Agent may apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

            first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection with the Security Documents, and any other amounts then due and payable to the Administrative Agent pursuant to Section 18 or pursuant to Section 9.03 of the Credit Agreement;

            second, to pay the unpaid principal of the Secured Obligations ratably (or provide for the payment thereof pursuant to Section 17(b)), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

            third, to pay ratably all interest (including Post-Petition Interest) and fees on the Secured Obligations, until payment in full of all such interest and fees shall have been made;

            fourth, to pay all other Secured Obligations ratably (or provide for the payment thereof pursuant to Section 17(b)), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

            finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent permitted by the limitation in Section 2(h). The Administrative Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

      (b) If at any time any portion of any monies collected or received by the Administrative Agent would, but for the provisions of this Section 17(b), be payable pursuant to Section 17(a) in respect of a Contingent Secured Obligation, the Administrative Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Administrative Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Administrative Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Administrative Agent as to the maximum ascertainable amount thereof, the Administrative Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Administrative Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Permitted Investments. All such monies and Permitted Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 17(b) rather than Section 17(a). The Administrative Agent will hold all such monies and Permitted Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Administrative Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 17(a) (i.e., clause second or fourth) were not paid in full, the Administrative Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 17(a). If
(i) the holder of such Contingent Secured Obligation shall advise the Administrative Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Administrative Agent still holds any amount held in trust pursuant to this Section 17(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Administrative Agent in the order of priorities set forth in Section 17(a).

      (c) In making the payments and allocations required by this Section, the Administrative Agent may rely upon information supplied to it pursuant to
Section 21(c). All distributions made by the Administrative Agent pursuant to this Section shall be final (except in the event of manifest error) and the Administrative Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

      SECTION 18. Fees and Expenses; Indemnification. (a) Each Borrower will forthwith upon demand pay to the Administrative Agent:

            (i) the amount of any taxes that the Administrative Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

            (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Administrative Agent may incur in connection with
      (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Administrative Agent of any of its rights or powers under the Security Documents; and

            (iii) the amount required to indemnify the Administrative Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Administrative Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Administrative Agent's gross negligence or willful misconduct.

Any such amount not paid to the Administrative Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

      (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the relevant Borrower will pay such tax and provide any required tax stamps to the Administrative Agent or as otherwise required by law.

      (c) Each Borrower shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all Environmental Liabilities. Without limiting the generality of the foregoing, each Lien Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

      SECTION 19. Authority to Administer Collateral. Each Lien Grantor authorizes the Administrative Agent to file UCC financing statements against it describing the Collateral as "all personal property". Each Lien Grantor irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrowers' expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

            (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

            (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

            (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

            (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC
Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Administrative Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

      SECTION 20. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Administrative Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Administrative Agent in good faith, except to the extent that such liability arises from the Administrative Agent's gross negligence or willful misconduct.

      SECTION 21. General Provisions Concerning the Administrative Agent.

      (a) The provisions of Article 8 of the Credit Agreement shall inure to the benefit of the Administrative Agent, and shall be binding upon all Lien Grantors and all Secured Parties, in connection with this Agreement and the other Security Documents. Without limiting the generality of the foregoing, (i) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Administrative Agent is required in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02 of the Credit Agreement), and
(iii) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any DealerTrack Company that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Administrative Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Company or a Secured Party.

      (b) Sub-Agents and Related Parties. The Administrative Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 20 and this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent.

      (c) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Administrative Agent will be entitled to rely on information from (i) its own records for information as to the Lender Parties, their Secured Obligations and actions taken by them, (ii) any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Administrative Agent has not obtained such information from its own records, and (iii) Holdings or the Company, to the extent that the Administrative Agent has not obtained information from the foregoing sources.

      (d) Refusal to Act. The Administrative Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Administrative Agent's opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Administrative Agent to liability (unless the Administrative Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

      (e) Copies of Certain Notices. Within two Business Days after it receives or sends any notice referred to in this subsection, the Administrative Agent shall send to the Lenders and each Secured Party Requesting Notice, copies of any certificate designating additional obligations as Secured Obligations received by the Administrative Agent pursuant to Section 24 and any notice given by the Administrative Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 16, 17, 19 or 22.

      SECTION 22. Termination of Transaction Liens; Release of Collateral. (a) The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

      (b) The Transaction Liens granted by each Borrower shall terminate when all the Release Conditions are satisfied.

      (c) At any time before the Transaction Liens granted by a Borrower terminate, the Administrative Agent may, at the written request of such Borrower, (i) release any Collateral (but not all or substantially all the Collateral) with the prior written consent of the Required Lenders or (ii) release all or substantially all the Collateral with the prior written consent of all Lenders.

      (d) Upon any termination of a Transaction Lien or release of Collateral, the Administrative Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

      SECTION 23. Additional Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Administrative Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Guarantor" and a "Lien Grantor" as defined herein.

      SECTION 24. Additional Secured Obligations. Any Borrower may from time to time designate its obligations under any Hedging Agreement or Cash Management Agreement in effect at such time with any Person which at such time is a Lender or an Affiliate of an Lender as additional Secured Obligations for purposes hereof by delivering to the Administrative Agent a certificate signed by an Authorized Officer that (i) identifies such Hedging Agreement or Cash Management Agreement and specifies (x) the name and address of each other party thereto and
(y) in the case of a Hedging Agreement, the notional principal amount thereof and the expiration date thereof, or, in the case of a Cash Management Agreement, the services provided thereunder and the term thereof, and (ii) states that such Borrower's obligations thereunder are designated as Secured Obligations for purposes hereof.

      SECTION 25. Right Of Set-off. Each Secured Party and each of their respective Affiliates is authorized at any time when (i) an Event of Default shall have occurred and be continuing or (ii) any Secured Obligation shall not have been paid when due, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Lien Grantor (other than any such obligations arising under or in respect of any agreement or other arrangement into in the ordinary course of business of the Lien Grantors pursuant to which such Secured Party or Affiliate is a customer of a Lien Grantor, as to which any rights of setoff shall be determined without reference to the provisions of this Section) against any Secured Obligations of any Lien Grantor, now or hereafter existing and held by such Secured Party or Affiliate, irrespective of whether or not such Secured Party or Affiliate shall have made any demand therefor and although such obligations may be unmatured. The rights of each Secured Party and each such Affiliate under this Section are in addition to all other rights and remedies (including other rights of set-off) that such Secured Party or Affiliate may have.

      SECTION 26. Notices. Each notice, request or other communication given to any party hereunder shall be given in accordance with Section 9.01 of the Credit Agreement, and in the case of any such notice, request or other communication to a Lien Grantor other than a Borrower, shall be given to it in care of Holdings.

      SECTION 27. No Implied Waivers; Remedies Not Exclusive. No failure by the Administrative Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

      SECTION 28. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

      SECTION 29. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the Administrative Agent, with the consent of such Lenders as are required to consent thereto under
Section 9.02 of the Credit Agreement. No such waiver, amendment or modification shall (i) be binding upon any Lien Grantor, except with its written consent, or
(ii) affect the rights of a Secured Party (other than a Lender) hereunder more adversely than it affects the comparable rights of the Lenders hereunder, without the consent of such Secured Party.

      SECTION 30. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

      SECTION 31. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO

ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION 32. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           DEALERTRACK, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           DEALERTRACK HOLDINGS, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           JPMORGAN CHASE BANK, N.A., as
                                             Administrative Agent

                                           By: _________________________________
                                               Name:
                                               Title:

                                      SUBSIDIARY GUARANTORS:

                                           CREDIT ONLINE, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           MENUTRACK, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           WEBALG, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                       2